                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                             FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of report (Date of earliest event reported) September 29, 1997


                     KEYSPAN ENERGY CORPORATION
      (Exact Name of Registrant as Specified in Its Charter)


                             New York
          (State or Other Jurisdiction of Incorporation)


              1-722                        11-3344628
(Commission File Number)        (IRS Employer Identification No.)


One MetroTech Center, Brooklyn, New York             11201-3850
(Address of Principal Executive Offices)             (Zip Code)


                          (718) 403-1000
       (Registrant's Telephone Number, Including Area Code)


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

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     Items 1-4.     Not Applicable.


     Item 5.   Other Events.


               Effective immediately following the close of business on September 29, 1997, KeySpan Energy Corporation, a New York corporation ("KeySpan"), previously a wholly-owned subsidiary of The Brooklyn Union Gas Company, a New York corporation ("Brooklyn Union"), became its parent holding company in connection with the restructuring of Brooklyn Union into a holding company format pursuant to a mandatory exchange of shares with KeySpan (the "KeySpan Exchange"). The KeySpan Exchange has taken place in accordance with the Amended and Restated Agreement and Plan of Exchange, dated as of June 26, 1997 (the "Exchange Agreement"), between KeySpan and Brooklyn Union. The KeySpan Exchange and the Exchange Agreement were approved by Brooklyn Union common shareholders at Brooklyn Union's Special Meeting held on August 7, 1997.

               As of the effective date and pursuant to the terms of the Exchange Agreement and the KeySpan Exchange, holders of Brooklyn Union common stock have become holders of KeySpan common stock on a one-for-one basis. KeySpan common stock, par value $.33 per share, has been listed on the New York Stock Exchange and is deemed registered as securities of a successor issuer under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") pursuant to Rule 12g-3(a) thereunder. Brooklyn Union's common stock has been delisted by the New York Stock Exchange and will be deregistered with the Securities and Exchange Commission.

               Brooklyn Union will continue to operate its present utility business as a wholly-owned subsidiary of KeySpan. Brooklyn Union currently distributes natural gas at retail in the Boroughs of Brooklyn and Staten Island and two-thirds of the Borough of Queens in New York City. It is anticipated that KeySpan will also become the parent holding company of any future non-utility subsidiaries and certain of Brooklyn Union's existing principal non-utility subsidiaries, which participate and own investments in gas and oil exploration, production and processing, gas pipeline transportation and storage, cogeneration, marketing and other energy-related services.


     Items 6.  Not Applicable.


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     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

          (a)-(b)   Not Applicable.

          (c)  Exhibits.


     Exhibit No.                Exhibit

      2.1 Joint Proxy Statement of The Brooklyn Union Gas Company and Long Island Lighting Company and Prospectus of BL Holding Corp. and KeySpan Energy Corporation, dated June 27, 1997, included in the Registration Statement on Form S-4 filed on June 30, 1997, as amended by Post-Effective Amendment No. 1, filed on July 3, 1997. (Incorporated herein by reference from KeySpan Energy Corporation's Form S-4 Registration Statement No. 333-30407)



     2.2     Brooklyn Union Proposal 2:  Holding Company and
             Adoption of the KeySpan Exchange Agreement.
             (Incorporated herein by reference from Annex J of Exhibit 2.1 hereto)



     2.3 Amended and Restated Agreement and Plan of Exchange, dated as of June 26, 1997, between The Brooklyn Union
             Gas Company and KeySpan Energy Corporation.
             (Incorporated herein by reference from Annex K of Exhibit 2.1 hereto)



     3.1     Restated Certificate of Incorporation and By-Laws of
             KeySpan Energy Corporation. (Incorporated herein by reference from Annex L of Exhibit 2.1 hereto)



     Item 8.   Not Applicable.


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

                         SIGNATURES


               Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   KEYSPAN ENERGY CORPORATION



     Dated:  September 29, 1997     By: /s/ V.D. Enright
                                    ----------------------
                                    V.D. Enright
                                    Senior Vice President,
                                    Chief Financial Officer
                                    Chief Accounting Officer











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